UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2021

Axos Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37709	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
9205 West Russell Road, Ste 400
Las Vegas, NV 89148
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (858) 649-2218

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AX	New York Stock Exchange

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2021, in order to achieve an equal balance of membership among the three classes of directors on the Board of Directors of Axos Financial, Inc. (the “Company”) and the Board of Directors of Axos Bank (together, the “Board”), the Board determined that one of its members should be reclassified from Class III (with a term expiring at the Company’s 2022 annual meeting of stockholders) to Class I (with a term expiring at the Company’s 2023 annual meeting of stockholders).

Accordingly, on December 16, 2021, Edward J. Ratinoff agreed to resign from his position as a Class III director subject to his immediate reappointment as a Class I director. On December 16, 2021 the Board accepted Mr. Ratinoff’s resignation and immediately reappointed him as a Class I director. The resignation and reappointment of Mr. Ratinoff was effected solely to rebalance the Board classes and, for all other purposes, including the vesting and settlement of any outstanding equity awards and any other compensation to which Mr. Ratinoff is entitled as a non-employee director, Mr. Ratinoff’s service on the Board is deemed to have continued uniterrupted. Mr. Ratinoff will continue to serve on the Nominating/Corporate Governance Committee of the Board of Directors of the Company and as the Chairman of the Credit Committee of the Board of Directors of Axos Bank.

Immediately following Mr. Ratinoff’s appointment as a Class I director, the Board reduced the number of director seats on the Board from ten to nine. The Board now consists of three Class I directors, three Class II directors and three Class III directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	December 17, 2021	By:	/s/ Derrick K. Walsh
Derrick K. Walsh
EVP and Chief Financial Officer